Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Disclosure Text Block [Abstract]
Compensation and Employee Benefit Plans [Text Block]
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J — Employee Benefit Plan
Effective July 1, 2019, the Company began participating in 401(k) Safe Harbor Plan (the “Plan”), which is a defined contribution plan covering all eligible employees. Under the provisions of the Plan, participants may direct the Company to defer a portion of their compensation to the Plan, subject to limitations in the Code. The Company provides for an employer matching contribution equal to 100% of the first 6% of eligible compensation contributed by each employee, which is funded in cash. All contributions vest immediately.
Total expense recorded for the matching 401(k) contribution in the years ended December 31, 2022 and 2021 was approximately $147,000 and $46,000, respectively.